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                                                                    EXHIBIT 99.1

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Zygo Corporation, a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended March 28, 2003 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

(1) the 10-Q Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934: and

(2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 7, 2003


/s/ J. Bruce Robinson
--------------------------------
J. Bruce Robinson
Chairman, President, and
Chief Executive Officer of
Zygo Corporation


Dated: May 7, 2003


/s/ Richard M. Dressler
--------------------------------
Richard M. Dressler
Vice President, Finance,
Chief Financial Officer of
Zygo Corporation